EXHIBIT 32.2

NEW YORK COMMUNITY BANCORP, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New York Community Bancorp, Inc. (the Company”) on Form 10-K for the period ended on December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Michael P. Puorro, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

DATE: March 15, 2004	BY:	/s/ Michael P. Puorro

Michael P. Puorro Executive Vice President and Chief Financial Officer (Principal Financial Officer)